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                                                              EXHIBIT 23.2

                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1998 appearing on page 37 of Mattson Technology, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

San Jose, California

July 23, 1998